                             FORM T-1

                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                STATEMENT OF ELIGIBILITY UNDER THE
           TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                   DESIGNATED TO ACT AS TRUSTEE

      CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
           TRUSTEE PURSUANT TO SECTION 305(b)(2)______


                  LIBERTY BANK AND TRUST COMPANY
              OF OKLAHOMA CITY, NATIONAL ASSOCIATION
       (Exact name of trustee as specified in its charter)


            NOT APPLICABLE                           73-0777610
    (Jurisdiction of incorporation                (I.R.S. Employer
       or organization if not a                  Identification No.)
         U.S. national bank)

          100 North Broadway                            73102
        Oklahoma City, Oklahoma                       (Zip Code)
(Address of principal executive offices)

                          Jake L. Riley
         Liberty Bank and Trust Company of Oklahoma City,
                       National Association
                        100 North Broadway
                  Oklahoma City, Oklahoma  73102
                          (405) 231-6000
    (Name, address and telephone number of agent for service)


                     FOODBRANDS AMERICA, INC.
       (Exact name of obligor as specified in its charter)


                  Delaware                            13-2535513
       (State or other jurisdiction                (I.R.S. Employer
     of incorporation or organization)            Identification No.)


     1601 N.W. Expressway, Suite 1700                  73118-1495
         Oklahoma City, Oklahoma                       (Zip Code)
(Address of principal executive offices)


                % SENIOR SUBORDINATED NOTES DUE 2006
                 (Title of the indenture securities)

Item 1.   GENERAL INFORMATION.

          Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

                      NAME                          ADDRESS
                      ----                          -------
          Comptroller of the Currency        Washington, D.C. 20219

          Federal Deposit Insurance          Washington, D.C. 20429
          Corporation

          Board of Governors of              Washington, D.C. 20551
          Federal Reserve System

     (b)  Whether it is authorized to exercise corporate trust powers.

          Yes.


Item 2.   AFFILIATIONS WITH OBLIGOR.

          If the obligor is an affiliate of the trustee, describe each such affiliation.

          None.


Item 3.   VOTING SECURITIES OF THE TRUSTEE.
          Furnish the following information as to each class of voting securities of the trustee:

                     As of December 31, 1995

              COL. A                            COL. B
              ------                            ------
          TITLE OF CLASS                   AMOUNT OUTSTANDING
          --------------                   ------------------
          Common Stock                      3,425,750 Shares
          $10 Par Value

          Preferred Stock                      22,500 Shares
          $10 Par Value

Item 4.   TRUSTEESHIPS UNDER OTHER INDENTURES.

          If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, furnish the following information:

          (a) Title of the securities outstanding under each such other indenture.

               None.

          (b) A brief statement of the facts relied upon as a basis for the claim that no conflicting interest within the meaning of
               Section 310(b)(1) of the Act arises as a result of the trusteeship under any such other indenture, including a statement as to how the indenture securities will rank as compared with the securities issued under such other indenture.

               Not applicable.


Item 5.   INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS
          WITH THE OBLIGOR OR UNDERWRITERS.

          If the trustee or any of the directors or executive officers of the trustee is a director, officer, partner, employee, appointee, or representative of the obligor or of any underwriter for the obligor, identify each such person having any such connection and state the nature of each such connection.

          None.


Item 6.  VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS
         OFFICIALS.

         Furnish the following information as to the voting securities of the trustee owned beneficially by the obligor and each director, partner, and executive officer of the obligor:

                         As of December 31, 1995

     COL. A         COL. B           COL. C               COL. D
     ------         ------           ------               ------
                                                        PERCENTAGE OF
                                                      VOTING SECURITIES
    NAME OF        TITLE OF       AMOUNT OWNED      REPRESENTED BY AMOUNT
     OWNER          CLASS         BENEFICIALLY         GIVEN IN COL. C
     -----          -----         ------------         ---------------
    None.

         All shares of voting securities of the trustee, other than directors' qualifying shares, are owned by Liberty Bancorp, Inc. From an examination of its records and from information received from the obligor, the trustee is advised that as of December, 31, 1995, the amount of voting securities of Liberty Bancorp, Inc. owned beneficially by the obligor and its directors and executive officers, taken as a group, did not exceed one percent of the outstanding voting securities of Liberty Bancorp, Inc.


Item 7.  VOTING SECURITIES OF THE TRUSTEE OWNED BY UNDERWRITERS OR
         THEIR OFFICIALS.

         Furnish the following information as to the voting securities of the trustee owned beneficially by each underwriter for the obligor and each director, partner, and executive officer of each such underwriter.

                       As of December 31, 1995

    COL. A         COL. B              COL. C                  COL. D
    ------         ------              ------                  ------
                                                            PERCENTAGE OF
                                                          VOTING SECURITIES
    NAME OF        TITLE OF          AMOUNT OWNED       REPRESENTED BY AMOUNT
     OWNER          CLASS            BENEFICIALLY          GIVEN IN COL. C
     -----          -----            ------------          ---------------
    None.

         All shares of voting securities of the trustee, other than directors' qualifying shares, are owned by Liberty Bancorp, Inc. From an examination of its records and from information received from the underwriter, the trustee is advised that as of December 31, 1995, the amount of voting securities of Liberty Bancorp, Inc. owned beneficially by each underwriter for the obligor and each director, partner and executive officer of each such underwriter taken as a group, did not exceed one percent of the outstanding voting securities of Liberty Bancorp, Inc.

Item 8.  SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE.

         Furnish the following information as to securities of the obligor owned beneficially or held as collateral security for obligations in default by the trustee:

                          As of December 31, 1995

    COL. A         COL. B                    COL. C             COL. D
    ------         ------                    ------             ------
                                         AMOUNT OWNED
                                         BENEFICIALLY
                    WHETHER THE           OR HELD AS
                    SECURITIES            COLLATERAL       PERCENT OF CLASS
                   ARE VOTING OR         SECURITY FOR       REPRESENTED BY
    TITLE OF        NON-VOTING            OBLIGATIONS        AMOUNT GIVEN
     CLASS          SECURITIES             IN DEFAULT          IN COL. C
     -----          ----------             ----------          ---------
    None.



Item 9.  SECURITIES OF UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.

         If the trustee owns beneficially or holds as collateral security for obligations in default any securities of an underwriter for the obligor, furnish the following information as to each class of securities of such underwriter any of which are so owned or held by the trustee.

                             As of December 31, 1995

      COL. A             COL. B              COL. C              COL. D
      ------             ------              ------              ------
                                          AMOUNT OWNED
                                          BENEFICIALLY         PERCENT OF
                                           OR HELD AS             CLASS
     NAME AND                              COLLATERAL          REPRESENTED
      ISSUER                              SECURITY FOR          BY AMOUNT
     AND TITLE           AMOUNT          OBLIGATIONS IN          GIVEN IN
     OF CLASS          OUTSTANDING     DEFAULT BY TRUSTEE         COL. C
     --------          -----------     ------------------         ------
      None.

Item 10. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.

         If the trustee owns beneficially or holds as collateral security for obligations in default voting securities of a person who, to the knowledge of the trustee (1) owns 10 percent or more of the voting securities of the obligor or (2) is an affiliate, other than a subsidiary, of the obligor, furnish the following information as to the voting securities of such person.

                              As of December 31, 1995

         COL. A           COL. B                  COL. C              COL. D
         ------           ------                  ------              ------
                                               AMOUNT OWNED
                                               BENEFICIALLY        PERCENT OF
                                                OR HELD AS           CLASS
        NAME AND                                COLLATERAL         REPRESENTED
         ISSUER                                SECURITY FOR         BY AMOUNT
        AND TITLE         AMOUNT              OBLIGATIONS IN         GIVEN IN
        OF CLASS        OUTSTANDING         DEFAULT BY TRUSTEE         COL. C
        --------        -----------         ------------------         ------
         None.


Item 11. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON OWNING 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.

         If the trustee owns beneficially or holds as collateral security for obligations in default any securities of a person who, to the knowledge of the trustee, owns 50 percent or more of the voting securities of the obligor, furnish the following information as to each class of securities of such person any of which are so owned or held by the trustee.

                           As of December 31, 1995

         COL. A          COL. B             COL. C               COL. D
         ------          ------             ------               ------
                                         AMOUNT OWNED
                                         BENEFICIALLY          PERCENT OF
                                          OR HELD AS             CLASS
        NAME AND                          COLLATERAL          REPRESENTED
         ISSUER                           SECURITY FOR         BY AMOUNT
        AND TITLE        AMOUNT          OBLIGATIONS IN         GIVEN IN
        OF CLASS       OUTSTANDING     DEFAULT BY TRUSTEE        COL. C
        --------       -----------     ------------------        ------
         None.

Item 12. INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE.

         Except as noted in the instructions, if the obligor is indebted to the trustee, furnish the following information:

                COL. A                    COL. B              COL. C
         NATURE OF INDEBTEDNESS     AMOUNT OUTSTANDING       DATE DUE
         ----------------------     ------------------       --------
         Term Loan                    $2,043,918.92          1-15-2000
         Revolving Facility            1,266,891.89          1-15-2000
         Acquisition Facility          1,689,189.19          1-15-2000


Item 13. DEFAULTS BY THE OBLIGOR

         (a) State whether there is or has been a default with respect to the securities under this indenture. Explain the nature of any such default.

              None.

         (b) If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, or is trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series, identify the indenture or series affected, and explain the nature of any such default.

              None.


Item 14. AFFILIATIONS WITH THE UNDERWRITERS.

         If any underwriter is an affiliate of the trustee, describe each such affiliation.

         None.


Item 15. FOREIGN TRUSTEE.

         Identify the order or rule pursuant to which the foreign trustee is authorized to act as sole trustee under indentures qualified or to be qualified under the Act.

         Not applicable.

Item 16. LIST OF EXHIBITS.

         List below all exhibits filed as a part of this statement of eligibility and qualification.

  Exhibit 1. A copy of the articles of association of the trustee as now in effect (incorporated by reference to Exhibit 1 to the Statement of Eligibility under the Trust Indenture Act of 1939 of a Corporation Designated to Act as Trustee on Form T-1 filed by Liberty Bank and Trust Company of Oklahoma
               City, National Association, on January 17, 1995, File
               No. 33-88220).

  Exhibit 2. A copy of the certificate of authority of the trustee to commence business (incorporated by reference to Exhibit 2 to the Statement of Eligibility under the Trust Indenture
               Act of 1939 of a Corporation Designated to Act as Trustee on Form T-1 filed by Liberty Bank and Trust Company of
               Oklahoma City, National Association, on January 17, 1995,
               File No. 33-88220).

  Exhibit 3. A copy of the authorization of the trustee to exercise corporate trust powers (incorporated by reference to Exhibit 3 to the Statement of Eligibility under the Trust Indenture Act of 1939 of a Corporation Designated to Act as Trustee on Form T-1 filed by Liberty Bank and Trust Company of Oklahoma City, National Association, on
               January 17, 1995, File No. 33-88220).

  Exhibit 4. A copy of the existing bylaws of the trustee, or instruments corresponding thereto (incorporated by reference to Exhibit 4 to the Statement of Eligibility under the Trust
               Indenture Act of 1939 of a Corporation Designated to Act as
               Trustee on Form T-1 filed by Liberty Bank and Trust Company of Oklahoma City, National Association, on January 17, 1995,
               File No. 33-88220).

 *Exhibit 5.   The consents of the United States institutional trustees
               required by Section 321(b) of the Act.

**Exhibit 6.   A copy of the latest report of condition of the trustee
               published pursuant to law or the requirements of its
               supervising or examining authority.

         DISCLAIMER:    Pursuant to Rule 7a-22 of the General Rules and
Regulations under the Trust Indenture Act of 1939, the trustee disclaims responsibility for the accuracy or completeness of information obtained from persons other than its affiliates.

____________
 *Filed herewith.
**To be provided manually.

                                  SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, Liberty Bank and Trust Company of Oklahoma City, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Oklahoma City, and the State of Oklahoma, on the 25th day of April, 1996.

                             LIBERTY BANK AND TRUST COMPANY OF
                             OKLAHOMA CITY, NATIONAL ASSOCIATION,
                             TRUSTEE


                             By: /s/  Jake L. Riley
                                 -------------------------------------
                                 Jake L. Riley, Senior Vice President

                                INDEX TO EXHIBITS

                                                                           SEQUENTIALLY
  EXHIBIT                                                                    NUMBERED
    NO.                                 DESCRIPTION OF DOCUMENT                PAGE
    ---                                 -----------------------                ----
  Exhibit 1.   A copy of the articles of association of the trustee as
               now in effect (incorporated by reference to Exhibit 1 to
               the Statement of Eligibility under the Trust Indenture Act of 1939 of a Corporation Designated to Act as Trustee on
               Form T-1 filed by Liberty Bank and Trust Company of Oklahoma
               City, National Association, on January 17, 1995, File
               No. 33-88220).

  Exhibit 2. A copy of the certificate of authority of the trustee to commence business (incorporated by reference to Exhibit 2 to the Statement of Eligibility under the Trust Indenture
               Act of 1939 of a Corporation Designated to Act as Trustee on Form T-1 filed by Liberty Bank and Trust Company of
               Oklahoma City, National Association, on January 17, 1995,
               File No. 33-88220).

  Exhibit 3. A copy of the authorization of the trustee to exercise corporate trust powers (incorporated by reference to Exhibit 3 to the Statement of Eligibility under the Trust Indenture Act of 1939 of a Corporation Designated to Act as Trustee on Form T-1 filed by Liberty Bank and Trust Company of Oklahoma City, National Association, on
               January 17, 1995, File No. 33-88220).

  Exhibit 4. A copy of the existing bylaws of the trustee, or instruments corresponding thereto (incorporated by reference to Exhibit 4 to the Statement of Eligibility under the Trust
               Indenture Act of 1939 of a Corporation Designated to Act as
               Trustee on Form T-1 filed by Liberty Bank and Trust Company of Oklahoma City, National Association, on January 17, 1995,
               File No. 33-88220).

 *Exhibit 5.   The consents of the United States institutional trustees
               required by Section 321(b) of the Act.

**Exhibit 6.   A copy of the latest report of condition of the trustee
               published pursuant to law or the requirements of its
               supervising or examining authority.

         DISCLAIMER:    Pursuant to Rule 7a-22 of the General Rules and
Regulations under the Trust Indenture Act of 1939, the trustee disclaims responsibility for the accuracy or completeness of information obtained from persons other than its affiliates.

____________
 *Filed herewith.
**To be provided manually.

                                EXHIBIT 5


         Liberty Bank and Trust Company of Oklahoma City, National Association, as a condition to qualification under the Trust Indenture Act of 1939, consents that reports of examination by federal, state, territorial, or district authorities may be furnished by such authorities to the Securities and Exchange Commission of the United States upon request of the Commission for such reports, as provided in Section 321 of the Trust Indenture Act of 1939.

                        LIBERTY BANK AND TRUST COMPANY OF
                        OKLAHOMA CITY, NATIONAL ASSOCIATION,
                        TRUSTEE


                        By: /s/   Jake L. Riley
                            ------------------------------------
                            Jake L. Riley, Senior Vice President




Date: April 25, 1996